                                                                   Exhibit 10.44

                                PROMISSORY NOTE

                                                        Chicago, Illinois U.S.A.
U.S.$500,000.00
                                                                     May 5, 2000

AMOUNT; INTEREST RATE

                    FOR VALUE RECEIVED, the undersigned, IPVoice.Com, Inc., a corporation organized under the laws of the State of Nevada, U.S.A., with headquarters located at 5050 North 19th Avenue, Suite 416, Phoenix, Arizona 85015, promises to pay to the order of Augustine Fund, L.P., an Illinois Limited Partnership with offices at 141 West Jackson Street, Suite 2182, Chicago, Illinois 60604 ("Augustine"), the principal sum of Five Hundred Thousand and no/100 United States dollars (U.S.$500,000.00). Interest shall not accrue on the said principal sum except as stated below.

PAYMENT SCHEDULE

                    The principal amount of this note shall by payable on or before May 27, 2000 (the "Due Date").

                    Except as otherwise stated herein, from and after the date hereof, until the principal amount of this note is paid in full, interest shall be paid in cash in the amount of eight percent (8%) per annum. All accrued interest (if any) under this note shall be payable with the first repayment of principal.

DEFAULT

                    If any of the following events shall occur, the outstanding principal balance of this note together with accrued interest thereon shall, on demand by the holder of this note, be due and payable: any amount owing under this note is not paid when due; a default under any other provision of this note or under any guarantee or other agreement providing security for the payment of this note; a breach of any representation or warranty under this note or under any such guarantee or other agreement; the liquidation, dissolution, death or incompetency of the undersigned or any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note; the sale of a material portion of the business and assets of the undersigned or any corporation, partnership or other entity guaranteeing or providing security for the payment of this note; the filing of a petition under any bankruptcy, insolvency or similar law by the undersigned or by any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note; the making of any assignment for the benefit of creditors by the undersigned or by any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note; the filing of a petition under any bankruptcy, insolvency or similar law against the undersigned or against any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note and such petition not being dismissed within a period of thirty (30) days of the filing.

DEFAULT INTEREST

          Except as otherwise stated herein, the outstanding balance of any amount owing under this note which is not paid when due shall bear interest at the lesser of (x) eighteen percent (18%) per annum, or (y) the maximum rate permitted by law.

USURY CLAUSE

          Notwithstanding any other provision of this note, interest under this note shall not exceed the maximum rate permitted by law; and if any amount is paid under this note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a prepayment on account of the principal amount of this note. If at any time the interest rate under this note would, but for the provision of the preceding sentence, exceed the maximum rate permitted by law, then the outstanding principal balance of this note shall, on demand by the holder of this note, become and be due and payable. The parties acknowledge that this is a commercial loan, made for bona fide business purposes.

WHERE TO MAKE PAYMENTS

          All payments of principal and interest shall be made in lawful currency of the United States of America in immediately available funds before 5:00 p.m. Chicago time on the due date thereof at the offices of Augustine as stated in the first paragraph of this instrument, or in such other manner or at such other place as the holder of this note designates in writing.

TAX GROSS UP

          All payments under this note shall be made without defense, set-off or counterclaim, free and clear of and without deduction for any taxes of any nature now or hereafter imposed. Should any such payment be subject to any tax, the undersigned shall pay to the holder of this note such additional amounts as may be necessary to enable the holder to receive a net amount equal to the full amount payable hereunder. As used in this paragraph, the term "tax" means any tax, levy, impost, duty, charge, fee, deduction, withholding, turnover tax, stamp tax and any restriction or condition resulting in a charge imposed in any jurisdiction upon the payment or receipt of any amount under this note other than taxes on the overall net income of the holder under the laws of Illinois and of the United States of America.

EXPENSES

          The undersigned agrees to pay on demand (i) all expenses (including, without limitation, legal fees and disbursements) incurred in connection with the negotiation and preparation of this note and any documents in connection with this note, and (ii) all expenses of collecting and enforcing this note and any guarantee or collateral securing this note, including, without limitation, expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

GOVERNING LAW; AGENT FOR SERVICE OF PROCESS

          This note and the obligations of the undersigned shall be governed by and construed in accordance with the law of the State of Illinois, U.S.A. For purposes of any proceeding involving this note or any of the obligations of the undersigned, the undersigned hereby submits to the non-exclusive jurisdiction of the courts of the State of Illinois and of the United States having jurisdiction in the County of Cook, State of Illinois, and agrees not to raise and waives any objection to or defense based upon the venue of any such court or based upon lack of or improper jurisdiction, or upon forum non conveniens. The undersigned agrees not to bring any action or other proceeding with respect to this note or with respect to any of its obligations in any other court unless such courts of the State of Illinois and of the United States determine that they do not have jurisdiction in the matter. For purposes of any proceeding involving this note or any of the obligations of the undersigned, the undersigned hereby irrevocably appoints H. Glenn Bagwell, Jr., Esq., with offices at 3005 Anderson Drive, Suite 204, Raleigh, NC 27609 (the "Escrow Agent"), its agent to receive service of process for it and on its behalf.

WAIVER OF PRESENTMENT, ETC.

          The undersigned waives presentment for payment, demand, protest and notice of protest and of non-payment.

DELAY; WAIVER

          The failure or delay by the holder of this note in exercising any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance. The holder of this note may not waive any of its rights except by an instrument in writing signed by the holder.

PREPAYMENT

          The undersigned may prepay all or any portion of the principal of this note at any time and from time to time without premium or penalty. Any such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued but unpaid interest on the amount prepaid to the date of prepayment.

AMENDMENT

          This note may not be amended without the written approval of the holder.

AGREEMENT; GUARANTEE

          As additional security for the undertakings of the parties hereto, the Company has caused itself and certain additional third parties to have executed of even date herewith the Stock Escrow Agreement attached hereto as Exhibit A (the "Escrow Agreement"), and the Pledge and Security Agreement attached hereto as Exhibit B. Such documents are incorporated herein by reference.


                                      Maker:

                                      IPVOICE.COM, INC.

                                      By: /s/ Barbara S. Will
                                         -------------------------------------
                                         (Duly Authorized Officer or Director)


     Accepted by:                     Augustine Fund, L.P.

                                      By: Augustine Capital Management, L.L.C.,
                                          General Partner

                                      By:
                                          --------------------------------------
                                          (Duly Authorized Representative)

                                   EXHIBIT A

                             STOCK ESCROW AGREEMENT

     THIS STOCK ESCROW AGREEMENT (this "Agreement") is dated as of May 5, 2000, by and between Condor Worldwide, Ltd. (the "Shareholder"), Augustine Fund, L.P. (the "Lender"), and H. GLENN BAGWELL, JR., a duly licensed attorney who practices law in the State of North Carolina, U.S.A., as Escrow Agent (the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, the Lender and IPVoice.Com, Inc., a Nevada corporation (the "Company") have entered into a Promissory Note dated as the date of this Agreement (the "Loan Agreement"), pursuant to which the Lender has agreed to lend to the Company, in accordance with the terms hereof and of the Security Agreement (defined below) and of the Loan Agreement, an amount of money in United States dollars as stated in the Loan Agreement (the "Loan Amount"), which Loan Amount is to be secured by a number of shares of registered common stock ("Common Stock") of IPVoice.Com, Inc., owned by the Shareholder; (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement and in the accompanying Security Agreement); and

     WHEREAS, the Lender has requested certain additional security as partial consideration for Lender's undertakings as described in the Loan Agreement, which the Shareholder has agreed to provide in accordance with the terms of the Security Agreement; and

     WHEREAS, it is a condition of the Lender's and the Company's respective obligations to execute the Loan Agreement, that this Agreement be executed and delivered by all of the parties named above, and that the undertakings described herein be performed; and

     WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth below, the parties hereto hereby agree as follows:

     1.   ESCROW ACCOUNT.

     1.1 Account; Deposit. The transaction(s) described in the Loan Agreement shall be entered into and commenced at a closing ("the Closing"). On or before the date hereof, the Shareholder shall place 300,000 shares of Common Stock (the "Shares") in escrow with the Escrow Agent. Upon receipt by the Escrow Agent of the Shares, the Escrow Agent shall inform the Lender of such fact and the Lender shall release the Loan Amount to or at the direction of the Company.

     2.   DISBURSEMENT OF COMMON STOCK.

     2.1 Disbursement. None of the Shares shall be disbursed other than in accordance with the terms hereof, or in accordance with the written instructions of at least two (2) of the three (3) parties hereto (i.e., any two (2) of the Lender, the Shareholder and the Escrow Agent) delivered to the Escrow Agent. Except as herein stated or as required by the Loan Agreement or the Security Agreement, in no event shall the Escrow Agent release or transfer any Shares to any party other than to the Shareholder in accordance with this Agreement, absent express written instructions from the Shareholder to transfer Shares to a third party. The Escrow Agent shall hold the Shares in escrow and shall release the Shares to a party other than the Shareholder only upon the following conditions.

     (a) If (x) the Loan Amount is not repaid in full in a timely manner as described in the Loan Agreement, or if (y) the Lender informs the Escrow Agent and the Shareholder in writing with reasonable specificity of a Default (as defined in the Loan Agreement) other than non-timely repayment of the Loan Amount, the Shareholder or the Company shall have five (5) business days to cure the Default; if the Default is cured, the Lender shall, inform the Escrow Agent in writing, and no further action will be taken; but if the Escrow Agent is not so informed in writing by the Lender that the Default has been cured within such five (5) day period, then IN EITHER CASE, the Lender shall have the right to direct the sale, in its sole discretion as to timing and price, of Shares until such time as the Lender has received sale proceeds equal to the principal amount and all accrued but unpaid interest, all as stated in the Loan Agreement, net of transaction costs. The Escrow Agent shall deliver the Shares to the Lender to effect the purposes of this Security Agreement; however, the Escrow Agent shall release to the Lender only so much of the Shares as is reasonably necessary for the Lender to receive sale proceeds as specified in this Section 2.1(a).

     (b) Once the amounts stated in and owed to the Lender pursuant to the Loan Agreement have been paid in full, the Escrow Agent shall be notified of such fact by the Lender, and the Escrow Agent shall immediately release the remaining Shares held by the Escrow Agent to the Shareholder. The Shareholder shall give written notice providing instructions with respect to the return of all remaining Shares held in the Escrow Account (if any) to the Shareholder. Any Shares then in the possession of the Lender shall immediately be returned to the Escrow Agent for delivery to the Shareholder.

     2.2  Controversies.      If any controversy arises between two or more of
the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Shares or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made) (notwithstanding the above, the provisions of the paragraph next above this one shall apply in all events without exception). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order, if any is then held by the Escrow Agent, within five (5) days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Lender and/or the Shareholder that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.


     2.3 No Other Disbursements. No portion of the Shares shall be disbursed or otherwise transferred except in accordance with this Section 2, Section 4 or
Section 5.1(b).

     2.4 Title and Ownership of the Shares. The parties hereto acknowledge and agree that ownership of and legal title to the Escrow Account and the contents thereof shall be in the Shareholder, until and unless a Default occurs, in which case the terms of the Loan Agreement and of the Security Agreement with respect thereto shall control.

     3. ESCROW AGENT. The acceptance by the Escrow Agent of his duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

     3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any cash, Common Stock, certificates, investments or other amounts deposited with or held by him.

     3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by him to be genuine and to have been signed or presented by the proper party or parties.

     3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of his reckless or willful misconduct or actions taken in bad faith.

     3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

     3.5 The Escrow Agent shall have no duties as Escrow Agent except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect his duties unless he shall have given his written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company, the Shareholder, the Lender, another Lender, any of their respective subsidiaries or any third party that is in any way affiliated with or conducts business with either the Company, the Shareholder, the Lender or another Lender.

     3.6 The Shareholder and the Lender specifically acknowledge that the Escrow Agent is a practicing attorney, and may have worked with the Shareholder, the Lender, the Company, or affiliates of either of them on other unrelated transactions, and that they and each of them has specifically requested that the Escrow Agent draft some or all of the documents for the said transactions and act as Escrow Agent with respect to the said transactions. Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and in the Loan Agreement, and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent. The Escrow Agent may purchase an equity interest in the Company and/or may become an equity owner of the Lender or another lender, and may increase or sell any such interest, so long as in accordance with any and all applicable law. The said parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Agreement.

     4.   TERMINATION.   This Agreement shall terminate on the earlier of (a)
the date on which all of the Common Stock and any other escrowed documents and things described herein shall have been fully disbursed in accordance with the terms and conditions of this Agreement, or (b) any other date agreed to jointly by the Lender and the Shareholder.

     5.   MISCELLANEOUS.

     5.1  Indemnification of Escrow Agent.

     (a) The Shareholder and Lender each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a willful breach of this Agreement or act of bad faith by the Escrow Agent, which claim results in a final non-appealable judgment against the Escrow Agent with respect to such claim.

     (b) In the event of any dispute as to the nature of the rights or obligations of the Lender, the Shareholder or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Shares with or to a court of competent jurisdiction sitting in Wake County, North Carolina or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Shareholder and the Lender. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

     5.2  Amendments.    This Agreement may be modified or amended only by a
written instrument executed by each of the parties hereto.

     5.3 Notices. All communications required or permitted to be given under this Agreement to any party hereto shall be sent by first class mail or facsimile to such party at the address, of such party set forth on the signature page of this Agreement.

     5.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign its duties under this Agreement.

     5.6 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

     5.7 Counterparts. This Agreement may be executed in three or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

     5.8 Facsimile. This Agreement may be accepted via facsimile, and a facsimile transmission of the executed signature page hereof shall make this Agreement legally binding upon the party so executing and faxing such signature page to the Escrow Agent.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                            [SIGNATURE PAGE FOLLOWS]

             [SIGNATURE PAGE TO ESCROW AGREEMENT DATED MAY 5, 2000]

                                   THE SHAREHOLDER:

                                   CONDOR WORLDWIDE, LTD.

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Duly Authorized Corporate
                                       Representative

                                   THE LENDER:

                                   AUGUSTINE FUND, L.P.

                                   By: Augustine Capital Management, L.L.C., its
                                       general partner

                                   By:
                                       -----------------------------------------
                                       (Duly Authorized Representative)

                                   ESCROW AGENT:

                                   ---------------------------------------------
                                   H. GLENN BAGWELL, JR., ESQ.

                                   Address: 3005 Anderson Drive, Suite 204
                                            Raleigh, North Carolina USA 27609
                                            Telephone 919.785.3113
                                            Telecopier 919.785.3116

                                   EXHIBIT B

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLEDGE AND SECURITY AGREEMENT

                     by and between Condor Worldwide, Ltd.

                                      and

                              AUGUSTINE FUND, L.P.
                                as Secured Party

                            Dated as of May 5, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") dated as of May 5, 2000, is entered into by and between Condor Worldwide, Ltd. (the "Obligor"), and AUGUSTINE FUND, L.P. (the "Secured Party").

                              W I T N E S S E T H:

     WHEREAS, IPVoice.Com, Inc., a Nevada corporation (the "Company") and the Secured Party are parties to that certain Promissory Note dated as of the date hereof (including also all Exhibits and Addenda executed by the parties, the "Note");

     WHEREAS, it is a condition precedent to Secured Party's willingness to execute the Note and to lend the sum of $500,000.00 to the Company (the "Obligations") be secured by certain common stock (the "Common Stock") of IPVoice.Com, Inc. ("IPVC") owned or to be purchased by the Obligor, resales of which Common Stock are as of the date of this Agreement restricted under applicable securities law.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties executing this Agreement, the parties hereto agree as follows:

     SECTION 1. GRANT OF SECURITY INTEREST. The Obligor hereby conveys, transfers, grants, assigns and pledges to the Secured Party a security interest in the security title to (together with a right of setoff) the Obligor's right, title and interest in 300,000 shares of Common Stock of IPVC owned by the Obligor (the "Collateral").

     SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures the performance of the obligations of the Company under the Note (the "Company's Obligations"), whether now or hereafter existing. Without limiting the generality of the foregoing, this Agreement secures the performance of the Company's Obligations and all amounts which would be owed by the Obligor to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Obligor.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The Obligor represents and warrants as follows:

          (a) This Agreement creates a valid security interest in the Collateral, securing the performance of the Company's Obligations.

          (b) The Collateral is not subject to any lien, security interest or encumbrance senior to that created by this Agreement.

          (c) The Collateral is as of the date of this Agreement restricted from transfer under applicable securities law.

     SECTION 4. FURTHER ASSURANCES; LEGAL OPINION. The Obligor agrees that from time to time it will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Secured Party may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral. The Obligor shall, upon execution of this Agreement, cause to be provided to the Company, its transfer agent and to the Secured Party an opinion of legal counsel to the effect that, should the Company be in default with respect to its repayment obligations under the Note, the Secured Party shall have the right to immediately sell all or such portion of the Collateral as is necessary to recoup any amounts then due and payable under the Note, including without limitation any interest due.

     SECTION 5. TRANSFERS OF COLLATERAL. Except as stated herein, the Obligor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, the Collateral. The Obligor shall upon request of the Secured Party provide trade confirmations with respect to any Common Stock sold.

     SECTION 6. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Obligor hereby irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of the Obligor and in the name of the Obligor or otherwise, at such time as any default has occurred in the Company's Obligations (a "Default"), to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

          (b) to receive, endorse and collect any instruments or documents in connection therewith; and

          (c) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of the Collateral or otherwise to enforce the rights of the Secured Party with respect to the Collateral.

     SECTION 7. SECURED PARTY MAY PERFORM. If the Obligor fails to perform any agreement contained herein, the Secured Party may itself perform or cause the performance of such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Obligor.

     SECTION 8. SECURED PARTY'S DUTIES. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

     SECTION 9. REMEDIES. If any Default shall have occurred and until such Default is waived in writing in accordance with the Note:

          (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Illinois at that time or any other applicable jurisdiction, and also may (i) without notice, except as specified below, sell the Collateral or any part thereof at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable. The Obligor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days' notice to the Obligor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral, regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Company's Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after satisfaction in full of all the Company's Obligations shall be paid over to the Obligor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 10. REMEDIES CUMULATIVE. Each right, power and remedy of the Secured Party as provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Secured Party of any or all such other rights, powers, or remedies.

     SECTION 11. EXPENSES. The Obligor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel which the Secured Party may incur in connection with the exercise or enforcement of any of the rights of the Secured Party hereunder or the failure by the Obligor to perform or observe any of the provisions hereof. Within five (5) business days after the date of this Agreement, the Obligor or the Company shall pay to the Escrow Agent (as defined in the Note) legal/escrow fees in the amount of $2,000.00.

     SECTION 12. POSSESSION UNTIL DEFAULT. Until a Default shall occur the Collateral shall be held in escrow by the Escrow Agent (as defined in the Note), subject to and upon the terms hereof, the Note and its related escrow agreement. The Obligor shall deliver the Collateral to the Escrow Agent at or prior to the closing of the transactions contemplated in the Note. The Escrow Agent shall hold the Collateral in escrow and shall release the Collateral to a party other than the Obligor only upon the following conditions: (I) if the Note is not repaid in full in a timely manner as described in the Note, or (II) if the Secured Party informs the Escrow Agent and the Obligor in writing with reasonable specificity of a Default, the Obligor or the Company shall have five (5) business days to cure the Default; if the Default is cured, the Secured Party shall inform the Escrow Agent in writing, and no further action will be taken. If the Escrow Agent is not informed in writing by the Secured Party that the Default has been cured within such five (5) day period, the Escrow Agent shall deliver the Collateral to the Secured Party to effect the purposes of this Security Agreement.

     SECTION 13. AMENDMENTS; ETC. No waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Secured Party and the Obligor.

     SECTION 14. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be given in the form and manner and delivered (a) to the Secured Party at 141 West Jackson Street, Suite 2182, Chicago, Illinois 60604, or (b) to the Obligor at the address set forth on the signature page hereof or, (c) as to either party, at such other address as shall be designated by such party in a written notice to the other party.

     SECTION 15. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER NOTE. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the performance in full of the Company's Obligations, (b) be binding upon the Obligor and its successors and assigns, and (c) inure to the benefit of and be enforceable by the Secured Party and its successors, transferees and assigns. Upon the performance in full of the Company's Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Obligor. The Secured Party shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy that the Secured Party has or would otherwise have had on any other occasion.

     SECTION 16. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to the conflict or choice of law principles thereof, except to the extent that the validity or perfection of the security interest hereunder, or the remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Illinois. Any terms used herein which are used in the Uniform Commercial Code of the State of Illinois shall have the same meanings herein as such terms have in said Uniform Commercial Code. Each of the parties hereby submits to the nonexclusive jurisdiction of the state and federal courts located in the county of Cook, state of Illinois, and hereby waives any legal objection to such jurisdiction.

     SECTION 17.    MISCELLANEOUS.

          (a) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all such separate counterparts shall together constitute but one and the same instrument. A facsimile of the signature page hereof faxed to the Escrow Agent shall be deemed acceptance of this Agreement for all purposes, and the other party hereto may rely upon such facsimile as if this Agreement were executed in the presence of the party so relying.

     (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability in such jurisdiction without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

  IN WITNESS WHEREOF, the Obligor and the Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.


OBLIGOR

CONDOR WORLDWIDE, LTD.

/s/ [illegible]
----------------------------------
Dully Authorized Corporate Officer


Address:

Post Office Box N-8325
Nassau, Bahamas
Tel: 242.325.7355
Contact: Ron Adkinson


SECURED PARTY

AUGUSTINE FUND, L.P.

By: Augustine Capital Management, L.L.C., its General Partner

By:
   -----------------------------------
  (Duly Authorized Representative)